SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): April 4, 2005

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

DELAWARE	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)

(415) 501-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On April 4, 2005, we issued a press release which included preliminary financial indications for the first quarter of 2005 for the U.S. Dockers® brand.

A copy of the press release dated April 4, 2005, is attached hereto as Exhibit 99.1.

ITEM 8.01 Other Events.

In the same press release, dated April 4, 2005, we announced that the president of our U.S. Dockers® brand will take a six-month sabbatical, starting in June of 2005. We also announced that we have an external search under way for a new U.S. Dockers® brand president.

A copy of the press release dated April 4, 2005, is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements And Exhibits.

(c)	Exhibits.

99.1    Press release of Levi Strauss & Co., dated April 4, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 5, 2005	LEVI STRAUSS & CO.

	By:	/s/ Gary W. Grellman
	Name:	Gary W. Grellman
	Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Levi Strauss & Co., dated April 4, 2005